UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012

MINDESTA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30651	11-3763974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (613) 241-9959

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 6, 2012, Mindesta Inc. (the “Company”) commenced the mailing process for an information statement (the “Information Statement”) to holders of the Company’s common stock for the previously-announced distribution (the “Distribution”) of a majority of the Company’s shares of common stock in Northern Graphite Corporation (“Northern”). The Information Statement contains a description of the terms of the Distribution, including the procedures by which shares of Northern will be distributed and certain tax consequences of the Distribution. A copy of the Information Statement and the attachments referenced therein, also being sent to shareholders, are attached to this Current Report on Form 8-K as Exhibits 99.1 through 99.8, the contents of which are incorporated herein by reference.

On January 3, 2012, the Company issued a press release (the “Press Release”) also relating to the Distribution. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.9, the contents of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Information Statement dated January 6, 2012

99.2	MD&A – English, filed with the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) on November 17, 2011

99.3	Interim financial statements/report – English, filed with SEDAR on November 17, 2011

99.4	Management information circular – English, filed with SEDAR on July 15, 2011

99.5	Annual information form – English, filed with SEDAR on June 28, 2011

99.6	MD&A – English, filed with SEDAR on April 29, 2011

99.7	Audited annual financial statements – English, filed with SEDAR on April 29, 2011

99.8	Letter of Instruction dated January 6, 2012

99.9	Press Release dated January 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2012	MINDESTA INC.

	By:	/s/ Gregory Bowes
	Name:	Gregory B. Bowes
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Information Statement dated January 6, 2012

99.2	MD&A – English, filed with the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) on November 17, 2011

99.3	Interim financial statements/report – English, filed with SEDAR on November 17, 2011

99.4	Management information circular – English, filed with SEDAR on July 15, 2011

99.5	Annual information form – English, filed with SEDAR on June 28, 2011

99.6	MD&A – English, filed with SEDAR on April 29, 2011

99.7	Audited annual financial statements – English, filed with SEDAR on April 29, 2011

99.8	Letter of Instruction dated January 6, 2012

99.9	Press Release dated January 3, 2012